As filed with the Securities and Exchange Commission on April 20, 2022
1933 Act Registration No. 333-214235
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 12
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 894
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln Core IncomeSM Variable Annuity
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1301 South Harrison Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Craig T. Beazer, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2022, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Lincoln Core IncomeSM Variable Annuity
Rate Sheet Prospectus Supplement to the Prospectus dated May 1, 2022
This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies to purchasers of Lincoln Core IncomeSM Variable Annuity. This supplement is for informational purposes and requires no action on your part.
This Rate Sheet provides the Core Income Benefit percentage, the Cost of Living Adjustment (COLA) percentage, the Account Value percentage, the Account Value withdrawal percentage, and reduction percentages that we are currently offering. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications signed on and after May 1, 2020.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Core Income Benefit Percentage
The initial Core Income Payment amount is calculated at the time the contract is issued and is equal to a percentage of the initial Purchase Payment, which is listed below. The Core Income Benefit percentage will also be applied to additional Purchase Payments. The current Core Income Benefit percentage is:
Single Life Option	Joint Life Option
4.00%	4.00%
COLA Percentage
The Core Income Payment will automatically increase each year by a Cost of Living Adjustment (COLA) beginning on the first Benefit Year anniversary. The current COLA percentage is:
3.00%
Account Value Percentage
The Account Value percentage is used to determine the Core Income Payment amount at the time of the first withdrawal on or after age 60 (your age or spouse’s age if younger), if this provides a higher Core Income Payment. The current Account Value percentage is:
Single Life Option	Joint Life Option
4.00%	4.00%
Account Value Withdrawal Percentage
The Account Value withdrawal percentage is used to determine what amount may be withdrawn, if any, in excess of the Core Income Payment.
Single Life Option	Joint Life Option
4.00%	4.00%
Core Income Payment Reduction Percentage for Ages 60 – 64
The reduction percentage is applied to the Core Income Payment if a withdrawal occurs once you (or the younger spouse if applicable) are age 60, but less than 65.
Single Life Option	Joint Life Option
25.00%	25.00%
Death of First Measuring Life Reduction To Core Income Payment
The Death of First Measuring Life Reduction Percentage is applied to the Core Income Payment upon the first death under the joint life option. The current Death of First Measuring Life Reduction to Core Income Payment percentage is:

25.00%
In order to receive the rates indicated in this Rate Sheet, your application must be signed and dated on and after May 1, 2020. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Lincoln Core IncomeSM Variable Annuity
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2022
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
This Contract is available through third-party financial intermediaries who may charge an advisory fee for their services. That fee is in addition to contract fees and expenses. If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please contact the Home Office or your financial professional regarding availability.
The minimum initial Purchase Payment for the Contract is $25,000. Additional Purchase Payments may be made to the Contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the Contract upon advance written notice.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the Contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
All prospectuses and other shareholder reports, will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-888-868-2583, send an email request to CustServSupportTeam@lfg.com, or contact your financial professional. Your election to receive reports in paper will apply to all funds available under your Contract.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved this Contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available online at Investor.gov.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units, reduced by Regular Income Payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled variable payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected).
Annuity Unit—A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Core Income Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contract—The variable annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a Contract.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Core Income Payment—Under the Core Income Benefit, the guaranteed periodic withdrawal amount available from the Contract each Benefit Year for life.
Core Income Payment Annuity Payout Option—Under the Core Income Benefit, a payout option in which the Contractowner (and surviving spouse if applicable) will receive annual annuity payments equal to the Core Income Payment amount for life.
Cost of Living Adjustment (COLA)—Under the Core Income Benefit, the automatic, annual increase to the Core Income Payment.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for the Core Income Benefit, which decrease or eliminate the guarantees under the rider.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the Contract.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Core Income Payment percentages, the effective period, Cost of Living Adjustment (COLA) percentages, Account Value percentage, Account Value withdrawal percentage, and percentage reductions to the Core Income Benefit as applicable.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Core Income Benefit, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Selling Group Individuals—A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the Contract without the assistance of a financial professional under contract with us:
•	Employees and financial professionals of any member of the selling group (broker-dealers who have selling agreements with us for this product) and their spouses and minor children.
•	Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Important Information You Should Consider About the Lincoln Core IncomeSM Variable Annuity Contract
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	There are no surrender charges associated with the Contract.			• N/A
Transaction Charges	There are no sales charges associated with the Contract.			• N/A
Ongoing Fees and Expenses (annual charges)	Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value or other assets of the Contractowner. If such charges were reflected, the ongoing fees and expense would be higher.			• Fee Tables • Examples • Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Base Contract – Guarantee of Principal Death Benefit	0.75%[1]	0.75%[1]
	Investment options (fund fees and expenses)	0.30%[1]	41.31%[1]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%[1]	1.50% [2]
1 As a percentage of average Account Value in the Subaccounts.
[2] As an annualized percentage of the greater of the Contract Value or the sum of all Purchase Payments.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
		Lowest Annual Cost: $1,283	Highest Annual Cost: $9,604
		Assumes:	Assumes:
• Investment of $100,000 • 5% annual appreciation • Least expensive fund fees and expenses • No optional benefits • No additional Purchase Payments, transfers, or withdrawals • No advisory fees	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and fund fees and expenses
• No additional Purchase Payments, transfers, or withdrawals
• No advisory fees
	RISKS			Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.			• Principal Risks • Investments of the Variable Annuity Account

	RISKS	Location in Prospectus
Not a Short-Term Investment	• This Contract is not designed for short-term investing and may not be appropriate for the investor who needs ready access to cash.
	• The benefits of tax deferral, long-term income, and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment horizon.	• Principal Risks • Surrender and Withdrawals • Fee Tables • Living Benefit Riders
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
• Each investment option (including the fixed account option) has its own unique risks.
	• You should review the investment options before making an investment decision.	• Principal Risks • Investments of the Variable Annuity Account
Insurance Company Risks	• An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account option), guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-800-454-6265 or visiting www.LincolnFinancial.com.	• Principal Risks
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to remove or substitute any funds as investment options that are available under the Contract.	• Principal Risks • Investments of the Variable Annuity Account
Optional Benefits	• Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
• Excess Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
• We may modify or stop offering an optional benefit that is currently available at any time.
• If you elect certain optional benefits, you may be limited in the amount of Purchase Payments that you can make (and when).
	• If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.	• The Contracts • Living Benefit Riders • Death Benefits • Advisory Fee Withdrawals • Federal Tax Matters – Payment of Investment Advisory Fees
	TAXES	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the Contract.
	• Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.	• Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges	• You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new Contract rather than continue to own your existing contract.	• The Contracts - Replacement of Existing Insurance

Overview of the Contract
Purpose of the Contract
The Lincoln Core IncomeSM Variable Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The benefits offered under the Contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a Death Benefit payable to your designated Beneficiaries upon the death of the Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
•	The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
•	A fixed account option, if available, which guarantees principal and a minimum interest rate.
A list of funds in which you currently can invest is provided in an Appendix. Please see Appendix A: Funds Available Under the Contract.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the funds that you choose.
If you annuitize, your investments will be converted to income payments and you may no longer be able to choose to make withdrawals from your Contract. All benefits (including guaranteed minimum Death Benefits and living benefits) terminate upon annuitization.
However, the i4LIFE® Advantage rider offered under the Contract provides lifetime income payments that may be guaranteed, and still allow you to make withdrawals and be eligible for a Death Benefit. Withdrawals that exceed a Protected Income Amount are Excess Withdrawals that will reduce and could eliminate the income payments and other benefits of the rider, including access to a Death Benefit.
Primary Features and Options of the Contract
Accessing your money. During the Accumulation Phase you can surrender the Contract or withdraw part of the Contract Value. If you withdraw early, an Interest Adjustment may apply and/or you may incur a tax penalty if you are younger than 59½.
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefits. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner or the Annuitant. Optional Death Benefits that pay different amounts and have different fees may be available.
Optional Living Benefit Riders. For an additional fee, you may be able to purchase one of the Living Benefit Riders listed below. Each rider offers one of the following:
•	a minimum Annuity Payout:
•	i4LIFE® Advantage.
The following Living Benefit Riders are no longer available for purchase:
•	Core Income Benefit.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the Contract. These guarantees are subject to certain conditions, as set forth elsewhere in the prospectus.

There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders.
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
•	Dollar-cost averaging (DCA) allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into other Subaccounts on a monthly basis or in accordance with other terms we make available.
•	Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount.
•	Automatic Withdrawal Service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Interest Adjustments (as well as taxes and tax penalties).
•	Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional's investment firm from your Contract Value. Advisory Fee Withdrawals may not impact benefits and values under a Death Benefit or Living Benefit Rider or be treated as a distribution for federal tax purposes under certain conditions. Advisory Fee Withdrawals may not be available in all states, and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. Please check with your financial professional.
If you elect to pay a third-party advisory fee out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See The Contracts – Death Benefits and Advisory Fee Withdrawals and Federal Tax Matters – Payment of Investment Advisory Fees.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
TRANSACTION EXPENSES
There are no sales charges, deferred sales charges, or surrender charges associated with the Contract.

The following table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
ANNUAL CONTRACT EXPENSES
Administrative Expense (Annual Account Fee):[1]	$50

Base Contract Expenses (as a percentage of average Account Value in the Subaccounts) [2]
Guarantee of Principal Death Benefit [3]	0.75%

Optional Benefit Expenses	Single Life	Joint Life
Core Income Benefit:[4]
Guaranteed Maximum Charge	1.50%	1.50%
Current Initial Annual Charge	0.85%	0.85%

i4LIFE® Advantage:[5]
Current Charge	0.40%	0.40%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the Contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).
[2]	Each base contract expense includes an administrative charge of 0.10%.
[3]	The Guarantee of Principal Death Benefit will automatically terminate at any time all Contractowners or Annuitants are changed. If this happens, the Contract Value Death Benefit will be in effect, and the Product Charge of 0.55% for the Contract Value Death Benefit will apply.
[4]	As an annualized percentage of the greater of the Contract Value on the Valuation Date the charge is deducted or the sum of all Purchase Payments as adjusted for Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage and is added to your base contract expense. These charges continue during the Access Period. During the Lifetime Income Period, the i4LIFE® Advantage charge rate of 0.40% is added to the Contract Value Death Benefit base contract expense. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.

The next table shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. The expenses are for the year ended December 31, 2021. A complete list of funds available under the Contract, including their annual expenses, may be found in an appendix to this prospectus. See Appendix A: Funds Available Under the Contract.

Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before reimbursements.	0.30%	41.31%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements.[1]	0.22%	0.50%
[1]	Any expense waivers or reimbursements will remain in effect until at least April 30, 2023, and can only be terminated early with approval by the fund’s board of directors.
EXAMPLES
The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds, and that the Guarantee of Principal Death Benefit and the Core Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$34,997	$71,079	$85,554	$96,040
2) If you annuitize or do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$34,997	$71,079	$85,554	$96,040
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Principal Risks
The principal risks of investing in the Contract include:
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
Short-Term Investment Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-term horizon.
Variable Option Risk. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the Subaccounts, which invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, your Contract Value goes down. How much it goes up or down depends on the performance of the Subaccounts you select. Each underlying fund is subject to its own investment risks. When you invest in a Subaccount, you are exposed to the investment risks of the underlying fund.
Investment Requirements Risk. If you elect an optional benefit, you may be subject to Investment Requirements, which means you may not be permitted to invest in certain investment options or you may be permitted to invest in certain investment options only to a limited extent. Failing to satisfy applicable Investment Requirements may result in the termination of your optional benefit. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under an optional benefit. In turn, your compliance with the Investment Requirements could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits.

Managed Volatility Fund Risk. Certain underlying funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the Contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the Contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits. For more information on these funds and their risk management strategies, please see the funds’ prospectuses.
Withdrawal Risk (Illiquidity Risk). You should carefully consider the risks associated with taking a withdrawal or surrender under the Contract. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½.
You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under certain Living Benefit Riders, excess or early withdrawals may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit.
Transfer Risk. Your ability to transfer amounts between investment options is subject to restrictions. You are generally restricted to no more than 12 transfers per Contract Year. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option. If permitted by your Contract, we may discontinue accepting transfers into the fixed side of the contract at any time. Your ability to transfer between investment options may also be restricted as a result of Investment Requirements if you have elected an optional benefit.
Purchase Payment Risk. Your ability to make additional Purchase Payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors. You must obtain our approval for Purchase Payments totaling $2 million or more. This amount includes total purchase payments for all variable annuity contracts issued by us or our affiliates (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same owner, joint owner, Annuitant, or Secondary Life. We reserve the right to further limit, restrict or suspend the ability to make additional Purchase Payments under the Contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year.
If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
Election of Optional Benefit Risk. There are a variety of optional benefits under the Contract that are designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose the benefit or benefits that are best suited for you based on your present or future needs and circumstances. In addition, if you elect an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that a financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. You should consult with your financial professional to determine which optional benefits (if any) are appropriate for you.
Fee and Expense Risk. You are subject to the risk that we may increase certain contract fees and charges, and that underlying fund expenses may increase.
Financial Strength and Claims-Paying Ability Risk. An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations (including under the fixed account option), guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Interruption Risk. We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Financial Statements
The December 31, 2021 financial statements of the VAA and the December 31, 2021 consolidated financial statements of Lincoln Life are located in the SAI. Instructions on how to obtain a free copy of the SAI are provided on the last page of this prospectus.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Descriptions of the Funds
Information regarding each fund, including (1) its name, (2) its type or investment objective, (3) its investment adviser and any sub-investment adviser, (4) current expenses, and (5) performance is available in Appendix A: Funds Available Under the Contract. Each fund has issued a prospectus that contains more detailed information about the fund. Paper or electronic copies of the fund prospectuses may be obtained by contacting our Home Office or visiting www.lfg.com/VAprospectus.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.09%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). Additionally, a fund’s adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
Selection of the Funds
We select the funds offered through the Contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.

As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the Contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this Contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the Contract also provide protection in the event of a market downturn. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance.
For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your financial professional to determine which combination of investment choices are appropriate for you.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the Contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations, including future Purchase Payments, to the merged fund will automatically be allocated to the surviving underlying fund unless you instruct us otherwise.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Core Income Benefit will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the Contract and cannot be changed); and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from base contract expenses deducted from the account. We may profit from one or more of the fees and charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Obligations under the contracts that are funded by our general account (rather than the Variable Annuity Account) include (1) the obligation to make lifetime or other benefit payments under Living Benefit Riders that exceed the Contract Value; (2) the obligation to pay Death Benefits that exceed the Contract Value; (3) the obligation to pay Annuity Payouts that exceed the Contract Value. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses).
Deductions from the VAA
The base contract expense is applied to the average daily net asset value of the Subaccounts, equal to an annual rate of:
Guarantee of Principal Death Benefit	0.75%
The base contract expense is comprised of a mortality and risk charge of 0.65% and an administrative charge of 0.10%.
The Guarantee of Principal Death Benefit is the default Death Benefit under this Contract. The only time the charge will change to the Contract Value Death Benefit charge is if all Contractowners and Annuitants are changed. The annual charge rate for the Contract Value Death Benefit is 0.55%. Once you have the Contract Value Death Benefit, it cannot be changed.
Administrative Expense (Annual Account Fee)
During the accumulation period, we will deduct an account fee of $50 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any Contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender). There is no account fee on contracts with i4LIFE® Advantage, other Annuity Payout options or contracts issued to Selling Group Individuals.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the Contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Core Income Benefit Charge. While this rider is in effect, there is a charge which is deducted quarterly. The current initial annual rider charge rate is 0.85% (0.2125% quarterly) for the single life option and 0.85% (0.2125% quarterly) for the joint life option.
We will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider effective date. The quarterly charge equals the quarterly charge rate multiplied by the greater of the Contract Value on the Valuation Date the charge is deducted, or the sum of all Purchase Payments as adjusted for Excess Withdrawals (such result will never be less than zero). Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that withdrawals reduce the Contract Value.
The rider charge may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum charge of 1.50%. The first increase to the charge will not occur until after the earlier of: a) 5 years from the rider effective date, or b) the first withdrawal after reaching the age of 60 (based on the younger life under the joint life option).
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (surrender of the Contract) (except for death), or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero while the Contractowner is receiving the Core Income Payment, no further rider charge will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The annual i4LIFE® Advantage charge rate is 0.40% and is added to your base contract expense.
The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, your Account Value equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and any withdrawals.
i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
Base contract expenses of 0.55% of the value in the VAA will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge includes the mortality and expense risk and administrative charge. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,
•	the issue of a new Lincoln variable annuity contract with the proceeds from the surrender of an existing Lincoln variable annuity contract, if available with your broker-dealer and in your state, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a Contract, you may submit an application to our Home Office or through a registered representative authorized by us. If you purchase a Contract in Florida or Nevada, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to retain the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a Contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be at least age 50 and under age 81. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d., or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the Contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $25,000. The minimum for Selling Group Individuals is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please contact the Home Office or your financial professional about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the Contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. With Core Income Benefit, you are subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the Contract will remain in force, however, we may terminate the Contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your Contract if you are receiving guaranteed payments from us under Core Income Benefit. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the Core Income Benefit effective date, additional Purchase Payments will be limited to $50,000 per Benefit Year as long as the Core Income Benefit is in effect. If you elect i4LIFE® Advantage, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the Contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage) and/or increase the amount of any guaranteed benefit under the Core Income Benefit by making additional Purchase Payments to the Contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the Contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value by making additional Purchase Payments over a long period of time. Please contact the Home Office or your financial professional for additional information on these restrictions. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. In the absence of instructions accompanying a Purchase Payment or otherwise not being in Good Order, we will allocate a Purchase Payment in the same manner as your last Purchase Payment or, if not possible, contact you or your financial professional for additional information.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20.

Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your financial professional will generally not be processed by us until they are received from your financial professional’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily product charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your Contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers are limited to 12 per Contract Year unless otherwise authorized by us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contract should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the Contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the funds’ prospectuses for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount, as permitted under your Contract. Those transfers will be limited to three times per Contract Year.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Core Income Benefit in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This change is not allowed while the Core Income Benefit is in effect. The new Annuitant must be under age 81 as of the effective date of the change. This change may cause a reduction in the Death Benefit. See The Contracts – Death Benefit and Core Income Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), by fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
Surrenders and withdrawals may be taxable and, prior to age 59½, subject to a tax penalty. The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Withdrawals may have a negative impact on certain optional living benefits and on certain death benefits, and the impact could be significant. A withdrawal may reduce or even terminate certain benefits.
In addition, withdrawals from the fixed account may be subject to an interest adjustment, which could have a significant negative impact.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greatest of (1) Contract Value; (2) all Purchase Payments, adjusted for withdrawals.	• 0.75%	• Withdrawals could significantly reduce the benefit.
Dollar-Cost Averaging	Allows you to automatically transfer amounts between certain investment options on a monthly basis.	None	• Minimum amount to be dollar cost averaged is $1,500 over any time period between 3 and 60 months. • Cannot be used simultaneously with portfolio rebalancing.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	• Cannot be used simultaneously with dollar cost averaging.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None	• Automatically terminates once i4LIFE® Advantage begins.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
i4LIFE® Advantage	Provides: • Variable periodic Regular Income Payments for life. • The ability to make additional withdrawals and surrender the Contract during the Access Period.	• i4LIFE® Advantage: 0.40% in addition to the base contract expense for the Death Benefit you have elected.	• Withdrawals could significantly reduce or terminate the benefit. • Restrictions apply to the length of the Access Period. • Additional Purchase Payments may be subject to restrictions.

Optional Benefits – No Longer Available for Election[1]
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Core Income Benefit	Provides: • Guaranteed periodic withdrawals for life. • Automatic COLA increases.	• 1.50%	• Withdrawals could significantly reduce or terminate the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. Only one Death Benefit may be in effect at any one time and this Death Benefit continues if you elect i4LIFE® Advantage. This Death Benefit terminates if you elect any other annuitization option. Guarantee of Principal Death Benefit applies to your Contract unless it has been terminated as described below.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit and is included as part of the base contract. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Regular Income Payments under i4LIFE® Advantage and withdrawals less than or equal to the Core Income Payment amount or Account Value withdrawal percentage amount, if applicable, under Core Income Benefit will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See The Contracts – Core Income Benefit and i4LIFE® Advantage.
For example, assume an initial deposit into the Contract of $10,000, and no withdrawals have been taken. The Contract Value decreases and equals $8,000 on the Valuation Date the death claim is approved. Since your principal is guaranteed, the amount of Death Benefit paid equals $10,000.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this Contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon the death of the person who was changed, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
You may not terminate the Guarantee of Principal Death Benefit. If all Contractowners and Annuitants are changed, the Guarantee of Principal Death Benefit will automatically terminate and the Contract Value Death Benefit will be in effect.
If the Beneficiary is the spouse of the Contractowner, the surviving spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. The Guarantee of Principal Death Benefit may not be discontinued once elected.
Contract Value Death Benefit. The Contract Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the death claim is approved by us for payment. The Contract Value Death Benefit is not available for election at contract issue. Once you have the Contract Value Death Benefit, this Death Benefit cannot be changed. The Contract Value Death Benefit will become effective only at the time all Contractowners and Annuitants are changed.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the Contract as sole Contractowner. Upon the death of the spouse who continues the Contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the Contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the Contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the Contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Services
These additional services are available to you under your Contract: portfolio rebalancing and automatic withdrawal service (AWS). Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-888-868-2583. These services will stop once we become aware of a pending death claim. For further detailed information on this services, please see Additional Services in the SAI.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement.

Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
These withdrawals may decrease your guarantees under a Death Benefit or Core Income Benefit. You should consult with your financial professional to determine if either of these additional services is appropriate for you.
Fees Associated with Fee-Based Financial Plans. You have purchased this Contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your advisor, and is covered in a separate agreement between you and your advisor. Lincoln has not made any independent review of your advisors.
Partial withdrawals to pay the fee may be taken by completing the appropriate authorization form that is available from your financial professional. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals taken specifically for advisory fees will be noted on your quarterly statement as an advisory fee withdrawal. This service may not be available through all broker-dealers.
Withdrawals taken specifically for advisory fees are treated like other withdrawals under the Contract, and as such may decrease your guarantees under a Death Benefit or the Core Income Benefit. See the Death Benefit and Core Income Benefit section of this prospectus for more information on how withdrawals affect these benefits. Advisory fee withdrawals may also have tax consequences. Advisory fee withdrawals will not be treated as a distribution for federal tax purposes. See Federal Tax Matters – Taxation of Withdrawals and Surrenders for more information.
Core Income Benefit
The Core Income Benefit is no longer available for election. The Core Income Benefit provides:
•	Guaranteed periodic withdrawals for life for you (and your spouse if the joint life option is selected) up to the Core Income Payment amount;
•	Automatic annual COLA increases to the Core Income Payment.
Please note any withdrawals made prior to age 60 or that exceed the Core Income Payment amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee's bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Core Income Payment amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Core Income Payment is reduced to zero.
The Core Income Benefit is attached to your Contract at issue. It is not an optional rider. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the Contract. These benefits are subject to certain conditions as set forth below. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the Contract upon death of the Contractowner). If the Contractowner sells or assigns for value the Contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
Availability. The Core Income Benefit is no longer available for election. The Core Income Benefit is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This rider is not available for beneficiary IRA or deceased, nonqualified contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 50 or over and age 80 or younger at the time this rider is purchased. This rider is not available in combination with any annuity payout option, including i4LIFE® Advantage offered in your Contract.
Core Income Payment. The Core Income Payment is the amount that may be withdrawn from the Contract each Benefit Year. As long as the Core Income Payment is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your surviving spouse (joint life option). Core Income Payment withdrawals are available when you (single life option) and the younger of you and your spouse (joint life option) are age 60. Core Income Payments are reduced if the first Core Income Payment is received when you (single life option) or the younger of you and your spouse (joint life option) are age 60 to age 64 and after the first death under the joint life option.
The initial Core Income Payment amount is calculated at the time the Contract is issued, and is equal to a percentage of the initial Purchase Payment. The Core Income Payment will be recalculated upon a COLA increase, at the time the first Core Income Payment withdrawal is made, at the time of additional Purchase Payments and Excess Withdrawals, and after the first death under the joint life option, as described below.
The initial percentages applicable to Core Income Benefit elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial percentages for new Core Income Benefit elections may be higher or lower than the percentages for existing Contractowners that have elected the rider, but the percentages for existing Contractowners will not change. Percentages from previous effective periods are included in an Appendix to this prospectus.
The initial Core Income Payment percentages applicable to new contracts are set forth in a supplement to the prospectus, called a Rate Sheet. The Rate Sheet indicates the Core Income Payment percentages, the effective period, Cost of Living Adjustment (COLA) percentage, the Account Value percentage, Account Value withdrawal percentage, and the applicable Core Income Payment reduction percentages (all described below), and the date by which your application form must be signed and dated for a Contract to be issued with those percentages. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheets. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentages indicated in a Rate Sheet, your application must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional or online at www.lfg.com/VAprospectus.
The Core Income Payment is subject to an annual $500,000 maximum of the combined Core Income Payment, Protected Annual Income and Maximum Annual Withdrawal values for all Lincoln annuity contracts and annuity riders, including annuity contracts with an affiliated company, for which the Contractowner/Annuitant (single life option) or the Contractowner/Annuitant and spouse (joint life option) is a measuring life.
Additional Purchase Payments. Purchase Payments added to the Contract subsequent to the initial Purchase Payment will increase the Core Income Payment amount by an amount equal to the applicable Core Income Payment percentage multiplied by the amount of the subsequent Purchase Payment. Additional Purchase Payments are limited after the first Benefit Year to $50,000 per Benefit Year. The Core Income Payment amount will be recalculated immediately after a Purchase Payment is added to the Contract. If your additional Purchase Payment is made after the Core Income Payment was reduced, because of the reduction for ages 60 – 64 and/or because of the death of the first spouse under the joint life option, the applicable reduction percentage will also apply to the portion of the Core Income Payment attributable to the additional Purchase Payment.
This example illustrates the calculation of the Core Income Payment, assuming a 4% Core Income Payment percentage:
7/1/18 Contract is issued with $100,000. The initial Core Income Payment is $4,000 ($100,000 x 4%)
12/1/18 Additional Purchase Payment of $50,000 is made. Core Income Payment increases to $6,000 (($50,000 x 4%) + $4,000)
Cost of Living Adjustment (COLA). The Core Income Payment will automatically increase on each Benefit Year anniversary by a Cost of Living Adjustment (COLA). The current COLA percentage is set forth in the Rate Sheet. On each Benefit Year anniversary, the COLA increase is calculated using the Core Income Payment immediately prior to the calculation less the portion of the Core Income Payment attributed to additional Purchase Payments received in the preceding Benefit Year (adjusted for Excess Withdrawals), multiplied by the COLA percentage. Additional Purchase Payments received within 90 days of the rider effective date will be eligible for the COLA increase on the first Benefit Year anniversary.
This example illustrates the calculation of the COLA increase assuming a 2% COLA percentage:
4/1/18 Contract issued with $100,000, setting the Core Income Payment at $4,000
5/1/18 Additional Purchase Payment of $25,000; Core Income Payment is $5,000
7/15/18 Additional Purchase Payment of $50,000; Core Income Payment is $7,000
4/1/19 Core Income Payment increases by 2% COLA; ($7,000 - $2,000) x (1 + .02) + $2,000 = $7,100
Withdrawals of Core Income Payments. At the time you make your first withdrawal on or after age 60 (your age or spouse’s age if younger), the Core Income Payment will be redetermined to the greater of:
a. The Core Income Payment immediately prior to this first withdrawal; or
b. The Contract Value at the time of this first withdrawal multiplied by the applicable Account Value percentage as set forth in the Rate Sheet.
The redetermined Core Income Payment will increase by the COLA on each Benefit Year anniversary for life.
If you (or the younger spouse if applicable) are at least age 60, but less than age 65 at the time of this redetermination, your Core Income Payment will be reduced by a reduction percentage set forth in the Rate Sheet. This is a permanent reduction in your Core Income Benefit. If you (or the younger spouse if applicable) are age 65 or older at the time of this redetermination, you will receive the full recalculated Core Income Payment.

This example illustrates the redetermination of the Core Income Payment and also the reduction for ages 60 through 64 assuming a 25% reduction percentage:
4/1/18 Contract issued with $150,000 setting the Core Income Payment at $6,000
2/1/19 Contractowner makes a $1,000 withdrawal; the Contract Value is $148,000
Recalculated Core Income Payment is the greater of: a) $6,000 or b) $5,920 ($148,000 x 4%) (assuming an Account Value Percentage of 4%)
If the Contractowner was age 63, the Core Income Payment would be $4,500 ($6,000 x 75%) (assuming a reduction percentage of 25%)
4/1/19 The Core Income Payment increases by the COLA; $4,500 x (1 + .02) = $4,590
Withdrawals in a Benefit Year equal to or less than the Core Income Payment amount will not reduce the Core Income Payment. All withdrawals you make, including financial planning fees, will decrease the Contract Value. If you do not withdraw the entire Core Income Payment during the Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance or contract and rider fees and charges, withdrawals equal to the Core Income Payment as increased by the COLA will continue automatically for your life (and your spouse’s life if applicable) under the Core Income Payment Annuity Payout Option. You will not be entitled to the Core Income Payment amount if the Core Income Payment or the Contract Value is reduced to zero as a result of an Excess Withdrawal. If the Contract Value is reduced to zero due to an Excess Withdrawal, the Contract and rider will terminate.
On the Benefit Year anniversary following the death of the first spouse under the joint life option, the Core Income Payment is reduced by a percentage set forth in the Rate Sheet. This reduction percentage will also apply to the Account Value percentage calculation applicable at the time of the first withdrawal on or after age 60, if a death under the joint life option occurred prior to that calculation. The reduced Core Income Payment will be increased by the COLA on each Benefit Year anniversary for life. We reserve the right to recover from future Core Income Payments, any excess Core Income Payment amounts paid after the first Benefit Year anniversary after the first death under the joint life option.
Excess Withdrawals. Except as set forth below, Excess Withdrawals are the cumulative amounts withdrawn from the Contract during the Benefit Year (including the current withdrawal) that exceed the Core Income Payment amount at the time of the withdrawal, or withdrawals made prior to age 60 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
Partial withdrawals to pay the fees associated with your financial plan made prior to age 60, or that exceed the Core Income Payment each year will be treated as Excess Withdrawals.
When an Excess Withdrawal occurs, the Core Income Payment is recalculated immediately after the withdrawal and is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Core Income Payment could be more than the dollar amount of the withdrawal. The Core Income Payment amount will be recalculated to equal the applicable Core Income Payment multiplied by the percentage reduction of the Contract Value due to the Excess Withdrawal.
We will provide you with quarterly statements that will include the Core Income Payment amount (as adjusted for the annual COLA, Excess Withdrawals, additional Purchase Payments and applicable reductions for withdrawals on or after age 60 and before age 65 and the reduction after the first death under the joint life option) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your financial professional or call us at the number provided in the prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Core Income Payment amount:
4/1/18 Contract opened when the Contractowner is age 55 with $100,000 Purchase Payment, setting the Core Income Payment at $4,000 (assuming a 4% Core Income Payment percentage)
9/1/18 Excess Withdrawal of $10,000 is made. Contract Value at the time of the withdrawal is $120,000
The recalculated Core Income Payment is $4,000 x (1 – ($10,000 ÷ $120,000)) = $3,667
In a declining market, Excess Withdrawals may significantly reduce your Core Income Payment amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Core Income Payment is reduced to zero due to an Excess Withdrawal, the rider and Contract will terminate.
Withdrawals of the following amounts are not considered Excess Withdrawals: Each Benefit Year, the excess of the Contract Value on the most recent Benefit Year anniversary times the Account Value withdrawal percentage, as set forth on the Rate Sheet, over the Core

Income Payment amount is available for withdrawal without reducing the Core Income Payment. This additional withdrawal is available only if you or the younger spouse, if applicable, are at least age 60.
Withdrawals from IRA contracts will not be treated as Excess Withdrawals (even if they exceed the Core Income Payment amount or Account Value withdrawal percentage amount, if applicable) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1. Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2. The RMD calculation must be based only on the value in this Contract; and
3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Core Income Payment amount or Account Value withdrawal percentage amount (if applicable), an additional amount up to the Core Income Payment amount or Account Value withdrawal percentage amount (if applicable) may be withdrawn.
If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Core Income Payment amount or Account Value withdrawal percentage amount (if applicable), including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Core Income Payment Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the Contract, you have the option of electing the Core Income Payment Annuity Payout Option. If the Contract Value is reduced to zero and the Core Income Payment amount is greater than zero, you will receive the Core Income Payment Annuity Payout Option. If you are receiving the Core Income Payment Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible, the Death Benefit option in effect immediately prior to the effective date of the Core Income Payment Annuity Payout Option must be the Guarantee of Principal Death Benefit.
The Core Income Payment Annuity Payout Option is an Annuity Payout option under which the Contractowner (or spouse if applicable) will receive annual annuity payments equal to the Core Income Payment amount, increased by the COLA, for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). The reduction percentages will apply to the Core Income Payment Annuity Payouts after the first death under the joint life option. Contractowners may decide to choose the Core Income Payment Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Core Income Payment amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Core Income Payment amount and payments under the Core Income Payment Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Upon the death of the single life, Core Income Benefit will end and no further Core Income Payment amounts are available. Upon the first death under the joint life option, the Core Income Payment will be reduced by a percentage set forth in the Rate Sheet. Withdrawals up to the reduced Core Income Payment amount continue to be available for the life of the surviving spouse. The COLA will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Core Income Benefit will end and no further Core Income Payments are available.
Termination. The Contractowner may not terminate the rider unless the following occurs:
•	i4LIFE® Advantage or an annuitization option is elected (other than the Core Income Payment Annuity Payout Option);
•	death of the Contractowner under the single life option or the death of the surviving spouse under the joint life option;
•	when the Core Income Payment amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the Contract upon death of the Contractowner) including any sale or assignment of the Contract or any pledge of the Contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
i4LIFE® Advantage option. When deciding whether to terminate Core Income Benefit and purchase i4LIFE® Advantage, you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Core Income Payments under Core Income Benefit. However, the i4LIFE® Advantage payments do not have a minimum guarantee and do not increase by the COLA like the Core Income Payments. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Core Income Benefit are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the Contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your Contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your Contract and described later in this prospectus. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the Contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the Contract during the Access Period. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your financial professional regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the Contract and before any other Annuity Payout option under this Contract is elected by sending a written request to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefit regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, you will receive the i4LIFE® Advantage Guarantee of Principal Death Benefit (unless the Contract Value Death Benefit was previously in effect). The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefit.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the Contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units, and will be reduced by Regular Income Payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (AIR). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your financial professional for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your Contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $513.71 per month ($6,164.52 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $450.93 per month ($5,411.16 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return

(annualized) for the Contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the Contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the Annuitant’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your Contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the Contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in. Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period, but only if the Contract Value Death Benefit was in effect prior to the election of i4LIFE® Advantage and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is in effect.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments, Core Income Payments and other withdrawals where:
•	Regular Income Payments and Core Income Payments reduce the Death Benefit by the dollar amount of the payment; and
•	all other Excess Withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage. Withdrawals that were not treated as Excess Withdrawals under the Core Income Benefit will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value. You may not change this Death Benefit once it is elected.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the Contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the Contract and receive full payment of the Death Benefit or may elect to continue the Contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of the Contract to the contrary, the payment of Death Benefits provided under the Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the Contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be recalculated. Withdrawals may have tax consequences. See Federal Tax Matters.

Surrender. At any time prior to or during the Access Period, you may surrender the Contract by withdrawing the surrender value. If the Contract is surrendered, the Contract terminates and no further Regular Income Payments will be made.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the base contract expense for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once it has been elected.
Annuity Payouts
When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your financial professional may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Core Income Benefit may elect to annuitize their Core Income Payments under the Core Income Payment Annuity Payout Option.
The Contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The Contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The rates used to purchase any of the annuity options discussed below are shown in the Contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the Contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please contact the Home Office or your financial professional. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual net investment rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your Contract if you are receiving guaranteed payments from us under Core Income Benefit.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a Contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). Application for the contracts will be accepted at our Home Office. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), each an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to LFN and to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your financial professional how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this Contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts that are sold through LFN may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Incentive or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources which include fees and charges imposed on your Contract.
Compensation Paid to Unaffiliated Selling Firms. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2021 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your Contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of investment in the contract not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:

•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date.” Prior to the enactment of the SECURE Act, the required beginning date was April 1 of the year following the year in which you would have attained age 70 ½ or retired. If you did not attain age 70 ½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70 ½. If you did not attain age 70 ½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),

•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason by sending us a letter of instruction, indicating your intent to exercise the free-look provision. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. There are no additional Investment Requirements during the free-look period other than as required under an elected optional benefit. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract

Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	any rebalancing event under the portfolio rebalancing service;
•	any transfer or withdrawal under AWS; and
•	Regular Income Payments from i4LIFE® Advantage.
COVID-19
The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Appendix A— Funds Available Under The Contract
The following is a list of funds currently available under the Contract. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information at no cost by calling 1-888-868-2583 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
High total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund - Class 1 This fund will be available on or about May 23, 2022. Consult your financial professional.	0.30%	15.40%	11.99%	11.60%
Maximize total return. A fund of funds.	Lincoln iShares® Fixed Income Allocation Fund - Standard Class	0.22%[2]	-1.60%	N/A	N/A
Long term capital appreciation, current income is also a consideration. A fund of funds.	Lincoln iShares® Global Growth Allocation Fund - Standard Class	0.27%[2]	13.91%	N/A	N/A
Long term capital appreciation, current income is also a consideration. A fund of funds.	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	0.25%[2]	15.51%	N/A	N/A
Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class This fund will be available on or about May 23, 2022. Consult your financial professional.	0.42%	0.02%	0.78%	0.40%
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class This fund will be available on or about May 23, 2022. Consult your financial professional.	0.36%[2]	-1.98%	3.24%	2.55%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class This fund will be available on or about May 23, 2022. Consult your financial professional.	0.56%	13.68%	9.00%	8.28%
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
[2]	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
A-1

Appendix B—Historical Rates for Core Income
Core Income Benefit Percentage
Core Income Benefit Percentage for applications signed between February 21, 2017 and April 30, 2020:
Single Life Option	Joint Life Option
4.00%	4.00%

COLA Percentage
COLA Percentage for applications signed between December 1, 2018 and April 30, 2020:
3.00%
COLA Percentage for applications signed between February 21, 2017 and November 30, 2018:
2.00%

Account Value Percentage
Account Value percentage for applications signed between February 21, 2017 and April 30, 2020:
Single Life Option	Joint Life Option
4.00%	4.00%

Account Value Withdrawal Percentage
Account Value Withdrawal percentage for applications signed between February 21, 2017 and April 30, 2020:
Single Life Option	Joint Life Option
4.00%	4.00%

Core Income Payment Reduction Percentage for Ages 60 – 64
Core Income Payment Reduction percentage for applications signed between February 21, 2017 and April 30, 2020:
Single Life Option	Joint Life Option
25.00%	25.00%

Death of First Measuring Life Reduction To Core Income Payment
Death of First Measuring Life Reduction percentage for applications signed between February 21, 2017 and April 30, 2020:
25.00%

The SAI includes additional information about the Contract, Lincoln Life, and the VAA. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
•	Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348
•	Visiting: www.lfg.com/VAprospectus
•	Emailing: CustServSupportTeam@lfg.com
•	Calling: 1-888-868-2583
You may also obtain reports and other information about the VAA on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.
SEC File Nos. 333-214235; 811-08517
EDGAR Contract Identifier C000176572

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2022
Relating to Prospectus Dated May 1, 2022 for
Lincoln Core IncomeSM Variable Annuity
Lincoln Life Variable Annuity Account N, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI provides you with additional information about Lincoln Life, the VAA, and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2022, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-888-868-2583, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Core IncomeSM Variable Annuity product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Depending on when you purchased your Contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the Contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. Instructions on how to obtain a free copy of the SAI, are provided on the last page of this prospectus. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account. Income, gains and losses credited to, or charged against, the VAA reflect the VAA’s own investment experience and not the investment experience of Lincoln Life’s other assets. The assets of the VAA may not be used to pay any liabilities of Lincoln Life other than those arising from the contracts supported by the VAA. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Fitch, and negative for Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available on the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Affiliated Funds. We may have incentive to select affiliated funds because we receive more revenue from an affiliated fund than a non-affiliated fund.
Fund of Funds. In some fund of funds (or master-feeder) arrangements, you may pay fees and expenses at both fund levels, which can reduce your investment return.

Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account N, as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through investment professionals who offer investment advice for a fee, and who may also be associated with broker-dealers. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through investment professionals who offer investment advice for a fee. In addition, the Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Investment professionals of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $532,013,638, $447,244,121 and $506,762,034 to LFN and Selling Firms in 2018, 2019 and 2020 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Annuity Payments
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the Contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the Contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the Contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your Contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the Contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Financial Statements
The December 31, 2021 financial statements of the VAA and the December 31, 2021 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the VAA’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 27. Exhibits
(a) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(b) Not applicable
(c)(1) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(2) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(d)(1) Annuity Contract (30070-A 8/03) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-138190) filed on October 25, 2006.
(2) Variable Annuity Living Benefits Rider (AR-592 12/16) (Core Income Benefit) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214235) filed on December 28, 2016.
(3) Guarantee of Principal Death Benefit Rider (ICC16-32148) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-212680) filed on December 28, 2016.
(4) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(5) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e) Core Income Application incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-214235) filed on April 19, 2017.
(f)(1) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(2) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(g)(1) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(v) Amendment No. 7 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
(vi) Amendment No. 8 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and the Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.

(vii) Amendment No. 9 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 67 (File No. 033-26032) filed on August 14, 2020.
(viii) Amendment No. 10 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 67 (File No. 033-26032) filed on August 14, 2020.
(ix) Amendment No. 11 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-212680) filed on February 11, 2021.
(x) Amendment No. 12 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-212680) filed on February 11, 2021.
(xi) Amendment No. 13 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 34 (File No. 333-186894) filed on February 7, 2022.
(2) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(ii) Amendment No. 3 to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 4 to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 333-138190) filed on April 18, 2019.
(iv) Amendment No. 5 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 50 (File No. 333-138190) filed on August 22, 2019.
(v) Amendment No. 6 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 333-138190) filed on August 14, 2020.
(h) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(1) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(1-a) amendment no. 15 incorporated herein by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 333-181615) filed on April 3, 2020.
(2) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(i) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(1) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(2) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
B-2

(k) Opinion and Consent of Mary Jo Ardington, Associate General Counsel, The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214235) filed on December 28, 2016.
(l)(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(2) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(m) Not applicable
(n) Not applicable
(o) Not applicable
(p) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 49 (File No. 333-135219) filed on October 6, 2021.
Item 28. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Craig T. Beazer*	Executive Vice President, General Counsel and Director
Jayson R. Bronchetti*	Senior Vice President, Chief Investment Officer and Director
Adam M. Cohen*	Senior Vice President and Chief Accounting Officer
Ellen G. Cooper*	Executive Vice President and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Shantanu Mishra*	Senior Vice President and Treasurer
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal business address is 1301 South Harrison Street, Fort Wayne, IN 46802
***Principal business address is 350 Church Street, Hartford, CT 06103
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit (p) above: Lincoln National Corporation Organization Chart
Item 30. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. f(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
B-3

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Claire H. Hanna*	Secretary
John C. Kennedy*	President, Chief Executive Officer and Director
Shantanu Mishra*	Senior Vice President and Treasurer
William A. Nash**	Senior Vice President and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Timothy J. Seifert Sr*	Senior Vice President and Director
Vacant	Chief Compliance Officer
*Principal Business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal Business address is 3108 Rhett Butler Place, Charlotte, NC 28270
(c) N/A
Item 32. Location of Accounts and Records
This information is provided in the Registrant’s most recent report on Form N-CEN.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
Lincoln Life represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.
B-4

SIGNATURES

(a)      As required by the Securities Act of 1933 and the Investment Company Act of 1940, each Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these registration statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 8th day of April, 2022 at 9:17 am.

Lincoln National Variable Annuity Account E

Lincoln National Variable Annuity Account H

Lincoln Life Variable Annuity Account N

(Registrants)

By:	/s/ Delson R. Campbell
Delson R. Campbell
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Hartford, and the State of Connecticut on this 8th day of April, 2022 at 10:45 am.

The Lincoln National Life Insurance Company

(Depositor)

By:	/s/ Michelle L. Grindle
Michelle L. Grindle
(Signature-Officer of Depositor)
Vice President, The Lincoln National Life Insurance Company

Lincoln National Variable Annuity Account E (File No. 811-04882; CIK: 0000804223)

033-26032 (Amendment No. 71)

Lincoln National Variable Annuity Account H (File No. 811-05721; CIK: 0000847552)

333-181615 (Amendment No. 34)	333-35780 (Amendment No. 55)	333-170695 (Amendment No. 44)
333-233762 (Amendment No. 4)	333-233764 (Amendment No. 6)	333-63505 (Amendment No. 797)
333-212681 (Amendment No. 16)	333-175888 (Amendment No. 23)	333-61592 (Amendment No. 70)
333-35784 (Amendment No. 68)	033-27783 (Amendment No. 70)	333-135219 (Amendment No. 52)
333-18419 (Amendment No. 73)

Lincoln Life Variable Annuity Account N (File No. 811-08517; CIK: 0001048606)

333-186894 (Amendment No. 36)	333-40937 (Amendment No. 83)	333-135039 (Amendment No. 50)
333-181612 (Amendment No. 32)	333-212680 (Amendment No. 17)	333-212682 (Amendment No. 9)
333-193272 (Amendment No. 22)	333-193273 (Amendment No. 16)	333-193274 (Amendment No. 13)
333-170529 (Amendment No. 35)	333-149434 (Amendment No. 35)	333-174367 (Amendment No. 29)
333-170897 (Amendment No. 34)	333-214235 (Amendment No. 12)	333-172328 (Amendment No. 38)
333-214143 (Amendment No. 20)	333-138190 (Amendment No. 61)	333-61554 (Amendment No. 83)
333-36316 (Amendment No. 89)	333-214144 (Amendment No. 10)	333-36304 (Amendment No. 79)
333-239288 (Amendment No. 2)	333-252473 (Amendment No. 5)	333-252653 (Amendment No. 5)
333-252654 (Amendment No. 5)	333-236907 (Amendment No. 4)

(b)         As required by the Securities Act of 1933, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on April 8, 2022 at 9:17 am.

Signature	Title

*/s/ Dennis R. Glass	President, Chairman, and Director
Dennis R. Glass	(Principal Executive Officer)

*/s/ Craig T. Beazer	Executive Vice President and Director
Craig T. Beazer

*/s/ Ellen Cooper	Executive Vice President and Director
Ellen Cooper

	* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
	Randal J. Freitag	(Principal Financial Officer)

	* /s/ Jayson Bronchetti	Senior Vice President, Chief Investment Officer, and Director
Jayson Bronchetti

	* /s/ Adam M. Cohen	Senior Vice President and Chief Accounting Officer
Adam M. Cohen

	* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By	/s/ Delson R. Campbell ,	Pursuant to a Power of Attorney
Delson R. Campbell